HEI Exhibit 99

NEWS RELEASE
August 7, 2025
Contact:	Mateo Garcia	Telephone: (808) 543-7300
	Director, Investor Relations	E-mail: ir@hei.com
HEI REPORTS SECOND QUARTER 2025 RESULTS

•Utility Continues to Improve the Safety, Reliability and Resilience of Service to Our Communities Through Advancement of Wildfire Safety Strategy
•Legislation Signed Into Law by Governor Green Appropriates Funds for the State’s Contribution to the Maui Wildfire Tort Litigation Settlement, Directs the Public Utilities Commission to Establish an Aggregate Liability Cap for Economic Damages from Future Wildfires, Authorizes Securitization for Infrastructure Resilience Investments and Supports Reliable, Affordable Clean Energy Procurement
•Continued Progress Toward a Simpler, More Focused Business With Sale of Pacific Current’s Solar and Battery Storage Assets
◦Quarter’s Results Reflect $5 Million Earnings Impact from Asset Impairment and Tax Credit Recapture Related to Sale

HONOLULU - Hawaiian Electric Industries, Inc. (NYSE - HE) (HEI) today reported net income for the second quarter of 2025 of $26 million, or $0.15 per share. Excluding Maui wildfire-related expenses and expenses taken in connection with the review of strategic options for Pacific Current, Core1 income from continuing operations was $35 million, or $0.20 per share, compared to $28 million, or $0.26 per share in 2024.
“Our core operations performed as expected in the second quarter, with the utility progressing measures to protect our communities against the risks posed by extreme weather events. We’ve also continued to make the changes necessary to move forward as a simpler,
Note: Throughout this release, per share values are calculated based on diluted shares.
1     Measures described as “Core” for the periods in this news release are non-GAAP measures which exclude Maui wildfire-related costs and expenses taken in connection with the strategic review of Pacific Current. See the “Explanation of HEI’s Use of Certain Unaudited Non-GAAP Measures” and the related GAAP reconciliation at the end of this release.

more focused company best positioned to serve our communities for the long term. This includes our sale of Pacific Current’s solar and battery storage assets and the expected divestiture of our remaining stake in American Savings Bank over the next year,” said Scott Seu, HEI president and CEO.
“Last month, Governor Josh Green signed legislation passed by the Hawaii State Legislature directing the Public Utilities Commission to establish a liability cap for future wildfires, and authorizing securitization to finance $500 million in wildfire safety improvements, helping customer affordability. Legislation to reduce risk to independent power producers and support the utility’s ability to procure reliable, affordable clean energy was also signed into law, along with legislation appropriating funds for the State of Hawaii’s contribution to the settlement, ensuring the settlement is able to move forward.”
HAWAIIAN ELECTRIC COMPANY (HAWAIIAN ELECTRIC) EARNINGS
Hawaiian Electric’s net income for the second quarter of 2025 was $39 million compared to a net loss of $1,229 million in the second quarter of 2024, with the increase primarily driven by the following pre-tax items:
•The $1,712 million loss recorded in the second quarter of 2024 due to the accrual of estimated wildfire liabilities related to tort-related legal claims and cross claims as of June 30, 2024;
•$7 million in higher revenues, primarily from the annual revenue adjustment mechanism, but also including $1 million of demand response revenues (offset by expenses included in O&M); and
•$4 million impact from better heat rate performance.
These items were partially offset by the following:
•$11 million in higher O&M, driven by $7 million in higher wildfire mitigation program expenses, $4 million of higher legal and consulting costs (which were previously deferred), $2 million in higher property and general liability insurance costs and $1 million in higher demand response expenses (offset by demand response revenues). Higher O&M expenses were partially offset by the absence of costs related to the settlement of indemnification claims asserted by the state (recorded in 2024).
Hawaiian Electric’s Core net income for the second quarter of 2025 was $42 million compared to $44 million in the same quarter last year. Pre-tax wildfire-related expenses of $11 million were partially offset by $10 million of costs deferred pursuant to the Public Utilities Commission’s decision allowing Hawaiian Electric to defer these costs.

Utility Dividend Update
The Hawaiian Electric Board of Directors declared a $10 million cash dividend payable to HEI for the second quarter of 2025.
HOLDING AND OTHER COMPANIES
The holding and other companies’ net loss was $13 million in the second quarter of 2025 compared to $20 million in the second quarter of 2024. The lower net loss for the quarter was primarily due to lower wildfire expenses, partially offset by expenses taken in relation to the strategic review of Pacific Current. Excluding these expenses, Core net loss for the quarter was $7 million compared to $15 million in the second quarter of 2024.
EARNINGS RELEASE, WEBCAST AND CONFERENCE CALL TO DISCUSS EARNINGS
HEI will conduct a webcast and conference call to review its second quarter 2025 consolidated financial results today at 10:30 a.m. Hawaii time (4:30 p.m. Eastern).
To listen to the conference call, dial 1-888-660-6377 (U.S.) or 1-929-203-0797 (international) and enter passcode 2393042. Parties may also access presentation materials (which include reconciliation of non-GAAP measures) and/or listen to the conference call by visiting the conference call link on HEI’s website at www.hei.com under “Investor Relations,” sub-heading “News and Events — Events and Presentations.”
A replay will be available online and via phone. The online replay will be available on HEI’s website about two hours after the event. The audio replay will also be available about two hours after the event through August 14, 2025. To access the audio replay, dial 1-800-770-2030 (U.S.) or 1-647-362-9199 (international) and enter passcode 2393042.
HEI and Hawaiian Electric Company, Inc. (Hawaiian Electric) intend to continue to use HEI’s website, www.hei.com, as a means of disclosing additional information; such disclosures will be included in the Investor Relations section of the website. Accordingly, investors should routinely monitor the Investor Relations section of HEI’s website, in addition to following HEI’s and Hawaiian Electric’s press releases, HEI’s and Hawaiian Electric’s Securities and Exchange Commission (SEC) filings and HEI’s public conference calls and webcasts. Investors may sign up to receive e-mail alerts via the “Investor Relations” section of the website. The information on HEI’s website is not incorporated by reference into this document or into HEI’s and Hawaiian Electric’s SEC filings unless, and except to the extent, specifically incorporated by reference.
Investors may also wish to refer to the Public Utilities Commission of the State of Hawaii (PUC) website at https://hpuc.my.site.com/cdms/s/ to review documents filed with, and issued by, the PUC. No information on the PUC website is incorporated by reference into this document or into HEI’s and Hawaiian Electric’s SEC filings.
ABOUT HEI
The HEI family of companies provides the energy services that empower much of the economic and community activity of Hawaii. HEI’s electric utility, Hawaiian Electric, supplies power to approximately 95% of Hawaii’s population and is undertaking an ambitious effort to decarbonize its operations and the broader state economy, and modernize and harden the grid to ensure resilience and public safety. For more information, visit www.hei.com.
NON-GAAP MEASURES
Measures described as “Core” are non-GAAP measures which exclude Maui wildfire-related costs, and expenses taken in connection with HEI’s ongoing review of strategic options for Pacific Current. See “Explanation of HEI’s Use of Certain Unaudited Non-GAAP Measures” and the related GAAP reconciliations at the end of this release.
This release may contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as “will,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates” or similar expressions. In addition, any statements concerning future financial performance, ongoing business strategies or prospects or possible future actions are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and the accuracy of assumptions concerning HEI and its subsidiaries, the performance of the industries in which they do business and economic, political and market factors, among other things. These forward-looking statements are not guarantees of future performance.
Forward-looking statements in this release should be read in conjunction with the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” discussions (which are incorporated by reference herein) set forth in HEI’s Annual Report on Form 10-K for the year ended December 31, 2024 and HEI’s other SEC periodic reports and filings that discuss important factors that could cause HEI’s results to differ materially from those anticipated in such statements. These forward-looking statements speak only as of the date of the report, presentation or filing in which they are made. Except to the extent required by the federal securities laws, HEI, Hawaiian Electric, and their subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Hawaiian Electric Industries, Inc. (HEI) and Subsidiaries
CONSOLIDATED STATEMENTS OF INCOME DATA
(Unaudited)

	Three months ended June 30		Six months ended June 30
(in thousands, except per share amounts)	2025	2024	2025	2024
Revenues
Electric utility	$742,482	$792,331	$1,480,848	$1,580,909
Other	3,910	3,086	9,614	6,522
Total revenues	746,392	795,417	1,490,462	1,587,431
Expenses
Electric utility (includes $1,712 million of Wildfire tort-related claims in three and six months ended June 30, 2024)	677,938	2,436,771	1,340,367	3,161,994
Other	14,707	20,235	33,928	36,139
Total expenses	692,645	2,457,006	1,374,295	3,198,133
Operating income (loss)
Electric utility	64,544	(1,644,440)	140,481	(1,581,085)
Other	(10,797)	(17,149)	(24,314)	(29,617)
Total operating income (loss)	53,747	(1,661,589)	116,167	(1,610,702)
Retirement defined benefits credit—other than service costs	919	1,001	1,836	2,002
Interest expense, net	(27,256)	(32,400)	(61,468)	(63,991)
Allowance for borrowed funds used during construction	1,462	1,344	2,879	2,730
Allowance for equity funds used during construction	3,702	3,336	7,287	6,976
Interest income	7,579	3,134	20,202	6,267
Loss on sale of a subsidiary and impairment loss on assets held for sale	(178)	—	(13,389)	—
Income (loss) from continuing operations before income taxes	39,975	(1,685,174)	73,514	(1,656,718)
Income tax expense (benefit)	13,417	(435,950)	19,812	(429,155)
Income (loss) from continuing operations	26,558	(1,249,224)	53,702	(1,227,563)
Preferred stock dividends of subsidiaries	473	473	946	946
Income (loss) from continuing operations for common stock	26,085	(1,249,697)	52,756	(1,228,509)
Loss from discontinued operations	—	(45,787)	—	(24,853)
Net income (loss) for common stock	$26,085	$(1,295,484)	$52,756	$(1,253,362)
Continuing operations - Basic earnings (loss) per common share	$0.15	$(11.33)	$0.31	$(11.14)
Discontinued operations - Basic loss per common share	—	(0.42)	—	(0.23)
Basic earnings (loss) per common share	$0.15	$(11.74)	$0.31	$(11.37)
Continuing operations - Diluted earnings (loss) per common share	$0.15	$(11.33)	$0.31	$(11.14)
Discontinued operations - Diluted loss per common share	—	(0.42)	—	(0.23)
Diluted earnings (loss) per common share	$0.15	$(11.74)	$0.31	$(11.37)
Weighted-average number of common shares outstanding	172,496	110,303	172,487	110,260
Weighted-average shares assuming dilution	172,655	110,303	172,832	110,260
Income (loss) from continuing operations for common stock by segment
Electric utility	$39,150	$(1,229,394)	$86,966	$(1,190,173)
Other	(13,065)	(20,303)	(34,210)	(38,336)
Income (loss) from continuing operations for common stock	$26,085	$(1,249,697)	$52,756	$(1,228,509)
Comprehensive income (loss) attributable to HEI	$25,779	$(1,293,890)	$51,990	$(1,261,569)

This information should be read in conjunction with the consolidated financial statements and the notes thereto in HEI filings with the SEC. Results of operations for interim periods are not necessarily indicative of results to be expected for future interim periods or the full year.

Hawaiian Electric Company, Inc. (Hawaiian Electric) and Subsidiaries
CONSOLIDATED STATEMENTS OF INCOME DATA
(Unaudited)

	Three months ended June 30		Six months ended June 30
($ in thousands, except per barrel amounts)	2025	2024	2025	2024
Revenues	$742,482	$792,331	$1,480,848	$1,580,909
Expenses
Fuel oil	210,587	258,652	449,308	542,948
Purchased power	174,963	181,328	321,680	341,145
Other operation and maintenance	158,217	147,561	301,325	291,451
Wildfire tort-related claims	—	1,712,000	—	1,712,000
Depreciation	63,974	62,812	127,993	125,624
Taxes, other than income taxes	70,197	74,418	140,061	148,826
Total expenses	677,938	2,436,771	1,340,367	3,161,994
Operating income (loss)	64,544	(1,644,440)	140,481	(1,581,085)
Allowance for equity funds used during construction	3,702	3,336	7,287	6,976
Retirement defined benefits credit—other than service costs	1,052	1,072	2,103	2,144
Interest expense and other charges, net	(21,706)	(21,417)	(44,158)	(41,402)
Allowance for borrowed funds used during construction	1,462	1,344	2,879	2,730
Interest income	1,215	1,452	3,196	2,884
Income (loss) before income taxes	50,269	(1,658,653)	111,788	(1,607,753)
Income tax expense (benefit)	10,620	(429,758)	23,824	(418,578)
Net income (loss)	39,649	(1,228,895)	87,964	(1,189,175)
Preferred stock dividends of subsidiaries	229	229	458	458
Net income (loss) attributable to Hawaiian Electric	39,420	(1,229,124)	87,506	(1,189,633)
Preferred stock dividends of Hawaiian Electric	270	270	540	540
Net income (loss) for common stock	$39,150	$(1,229,394)	$86,966	$(1,190,173)
Comprehensive income (loss) attributable to Hawaiian Electric	$39,103	$(1,229,440)	$86,872	$(1,190,268)
OTHER ELECTRIC UTILITY INFORMATION
Kilowatthour sales (millions)
Hawaiian Electric	1,509	1,470	2,962	2,882
Hawaii Electric Light	257	254	512	508
Maui Electric	266	247	523	487
	2,032	1,971	3,997	3,877
Average fuel oil cost per barrel	$100.40	$120.12	$102.56	$121.01
Return on average common equity (%) (twelve months ended)[1]			3.7	NM
1 Simple average.
NM Not meaningful.
This information should be read in conjunction with the consolidated financial statements and the notes thereto in Hawaiian Electric filings with the SEC. Results of operations for interim periods are not necessarily indicative of results to be expected for future interim periods or the full year.

Explanation of HEI’s Use of Certain Unaudited Non-GAAP Measures
HEI management uses certain non-GAAP measures to evaluate the performance of HEI. Management believes these non-GAAP measures provide useful information and are a better indicator of the companies’ core operating activities. Core earnings and other financial measures as presented here may not be comparable to similarly titled measures used by other companies. The accompanying tables provide a reconciliation of reported GAAP1 earnings to non-GAAP Core earnings.
The reconciling adjustments from GAAP earnings to Core earnings are limited to the costs related to the Maui wildfires and costs related to HEI’s ongoing review of strategic options for Pacific Current. Management does not consider these items to be representative of the company’s fundamental core earnings.

Reconciliation of GAAP1 to non-GAAP Measures
Hawaiian Electric Industries, Inc. (HEI) and Subsidiaries
Unaudited

	Three months ended June 30		Six months ended June 30
(in thousands)	2025	2024[2]	2025	2024[2]
Maui windstorm and wildfires related costs
Pretax expenses:
Legal expenses	$5,888	$24,181	$14,738	$39,125
Outside services expense	11	1,396	135	2,518
Wildfire tort-related claims	—	1,712,000	—	1,712,000
Other expense	5,859	6,880	11,787	16,216
Interest expense	870	3,386	2,901	8,211
Pretax expenses	12,628	1,747,843	29,561	1,778,070
Insurance recoveries[3]	2,418	(18,875)	(4,304)	(31,452)
Deferral of cost	(9,889)	(7,656)	(15,572)	(15,554)
Total Maui windstorm and wildfires related expenses, net of insurance recoveries and approved deferral treatment	5,157	1,721,312	9,685	1,731,064
Pretax loss on sale of a subsidiary	—	—	13,211	—
Pretax asset impairment	178	—	178	—
Income tax expense (benefit)[4]	3,936	(443,238)	(632)	(445,749)
After-tax adjustments	$9,271	$1,278,074	$22,442	$1,285,315

1     Accounting principles generally accepted in the United States of America.
2     Excludes Maui wildfire-related costs of discontinued operations.
3     Includes adjustments related to costs that are no longer probable of recovery under the insurance policies. For the three and six months ended June 30, 2025, adjustments amount to $6.6 million, of which, $4.0 million was deferred to a regulatory asset and is reported on line “Deferral of cost”.
4     Current year composite statutory tax rate of 25.75% and includes expected investment tax recapture.
Note: Other segment (Holding and Other Companies) wildfire-related expenses (legal, outside services and other) are included in “Expenses-Other” and interest expense is included in “Interest expense, net” on the HEI and subsidiaries’ Consolidated Statements of Income Data. See Electric Utilities’ and Holding and Other Companies’ tables below for more detail.

Reconciliation of GAAP to non-GAAP Measures (continued)
Hawaiian Electric Industries, Inc. (HEI) and Subsidiaries
Unaudited

	Three months ended June 30		Six months ended June 30
(in thousands)	2025	2024[1]	2025	2024[1]
HEI Consolidated - Continuing Operations
GAAP[2] income (loss) - continuing operations (as reported)	$26,085	$(1,249,697)	$52,756	$(1,228,509)
Excluding special items related to the Maui windstorm and wildfires (after tax)[3]:
Legal expenses	4,372	17,955	10,943	29,051
Outside services expense	8	1,035	100	1,868
Wildfire tort-related claims	—	1,271,160	—	1,271,160
Other expense	4,350	5,109	8,752	12,041
Interest expense	646	2,515	2,154	6,097
After tax expenses	9,376	1,297,774	21,949	1,320,217
Insurance recoveries[4]	1,795	(14,015)	(3,196)	(23,353)
Deferral of cost	(7,342)	(5,685)	(11,562)	(11,549)
Total Maui windstorm and wildfires related expenses, net of insurance recoveries and approved deferral treatment (after tax)	3,829	1,278,074	7,191	1,285,315
Loss on sale of a subsidiary (after tax)[3]	—	—	9,809	—
Asset impairment (after tax)[3]	5,442	—	5,442	—
Non-GAAP (Core) income - continuing operations	$35,356	$28,377	$75,198	$56,806
GAAP Diluted earnings (loss) per share - continuing operations (as reported)	$0.15	$(11.33)	$0.31	$(11.14)
Non-GAAP (Core) Diluted earnings per share - continuing operations	$0.20	$0.26	$0.44	$0.52

1     Excludes Maui wildfire-related costs of discontinued operations.
2     Accounting principles generally accepted in the United States of America.
3     Current year composite statutory tax rate of 25.75% and includes expected investment tax recapture.
4    Includes adjustments related to costs that are no longer probable of recovery under the insurance policies

Reconciliation of GAAP to non-GAAP Measures (continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

	Three months ended June 30		Six months ended June 30
(in thousands)	2025	2024	2025	2024
Maui windstorm and wildfires related costs
Pretax expenses:
Legal expenses	$4,304	$17,613	$8,153	$28,348
Outside services expense	—	997	—	1,781
Wildfire tort-related claims	—	1,712,000	—	1,712,000
Other expense	5,792	5,741	11,487	14,882
Interest expense	660	2,524	2,412	6,431
Pretax expenses	10,756	1,738,875	22,052	1,763,442
Insurance recoveries[1]	3,620	(16,379)	556	(26,348)
Deferral of cost	(9,889)	(7,656)	(15,572)	(15,554)
Total Maui windstorm and wildfires related expenses, net of insurance recoveries and approved deferral treatment	4,487	1,714,840	7,036	1,721,540
Income tax benefits[2]	(1,156)	(441,572)	(1,812)	(443,297)
After-tax adjustments	$3,331	$1,273,268	$5,224	$1,278,243

Hawaiian Electric consolidated net income
GAAP[3] net income (loss) (as reported)	$39,150	$(1,229,394)	$86,966	$(1,190,173)
Excluding special items related to the Maui windstorm and wildfires (after tax)[2]:
Legal expenses	3,195	13,078	6,053	21,049
Outside services expense	—	740	—	1,322
Wildfire tort-related claims	—	1,271,160	—	1,271,160
Other expense	4,300	4,263	8,529	11,050
Interest expense	490	1,874	1,791	4,775
After tax expenses	7,985	1,291,115	16,373	1,309,356
Insurance recoveries (after tax)[1]	2,688	(12,162)	413	(19,564)
Deferral of cost (after tax)	(7,342)	(5,685)	(11,562)	(11,549)
Total Maui windstorm and wildfires related expenses, net of insurance recoveries and approved deferral treatment (after tax)	3,331	1,273,268	5,224	1,278,243
Non-GAAP (Core) net income	$42,481	$43,874	$92,190	$88,070

1     Pretax insurance recoveries includes adjustments related to costs that are no longer probable of recovery under the insurance policies. For the three and six months ended June 30, 2025, adjustments amount to $6.6 million, of which, $4.0 million was deferred to a regulatory asset and is reported on line “Deferral of cost”.
2    Current year composite statutory tax rate of 25.75%.
3     Accounting principles generally accepted in the United States of America.
Note: Legal, outside services and other are included in “Other operation and maintenance” and interest expense is included in “Interest expense and other charges, net” on the Hawaiian Electric and subsidiaries’ Consolidated Statements of Income Data.

Reconciliation of GAAP to non-GAAP Measures (continued)
Holding and Other Companies
Unaudited

	Three months ended June 30		Six months ended June 30
(in thousands)	2025	2024	2025	2024
Maui windstorm and wildfires related costs
Pretax expenses:
Legal expenses	$1,584	$6,568	$6,585	$10,777
Outside services expense	11	399	135	737
Other expense	67	1,139	300	1,334
Interest expense	210	862	489	1,780
Pretax expenses	1,872	8,968	7,509	14,628
Insurance recoveries	(1,202)	(2,496)	(4,860)	(5,104)
Total Maui windstorm and wildfires related expenses, net of insurance recoveries	670	6,472	2,649	9,524
Pretax loss on sale of a subsidiary	—	—	13,211	—
Pretax asset impairment	178	—	178	—
Income tax expense (benefits)[1]	5,092	(1,666)	1,180	(2,452)
After-tax adjustments	$5,940	$4,806	$17,218	$7,072

Holding and Other Companies net loss
GAAP[2] net loss (as reported)	$(13,065)	$(20,303)	$(34,210)	$(38,336)
Excluding special items related to the Maui windstorm and wildfires (after tax)[1]:
Legal expenses	1,177	4,877	4,890	8,002
Outside services expense	8	295	100	546
Other expense	50	846	223	991
Interest expense	156	641	363	1,322
Maui windstorm and wildfires related expenses (after tax)	1,391	6,659	5,576	10,861
Insurance recoveries (after tax)	(893)	(1,853)	(3,609)	(3,789)
Total Maui windstorm and wildfires related expenses, net of insurance recoveries (after tax)	498	4,806	1,967	7,072
Loss on sale of a subsidiary (after tax)[1]	—	—	9,809	—
Asset impairment (after tax)[1]	5,442	—	5,442	—
Non-GAAP (Core) net loss	$(7,125)	$(15,497)	$(16,992)	$(31,264)
1     Current year composite statutory tax rate of 25.75%.
2     Accounting principles generally accepted in the United States of America.
Note: Holding and Other Companies wildfire-related expenses (legal, outside services and other) are included in “Expenses-Other” and interest expense is included in “Interest expense, net” on the HEI and subsidiaries’ Consolidated Statements of Income Data.